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                               EXCHANGE AGREEMENT

                                     between

                            LIBRA INVEST & TRADE LTD.

                                       and

                          KOLL REAL ESTATE GROUP, INC.



                             Dated December 17, 1993

- -------------------------------------------------------------------------------



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

EXCHANGE OF SHARES FOR JUNIOR DEBENTURES. . . . . . . . . . . . . . . .        2
     Section 1.1    Transfer of Exchange Shares . . . . . . . . . . . .        2
     Section 1.2    Transfer of Junior Debentures . . . . . . . . . . .        2

                                   ARTICLE II

REPRESENTATIONS AND WARRANTIES OF KOLL. . . . . . . . . . . . . . . . .        2
     Section 2.1    Organization  . . . . . . . . . . . . . . . . . . .        2
     Section 2.2    Authority, Binding Effect . . . . . . . . . . . . .        2
     Section 2.3    The Exchange Shares . . . . . . . . . . . . . . . .        3
     Section 2.4    Absence of Litigation . . . . . . . . . . . . . . .        3
     Section 2.5    Governmental Approvals  . . . . . . . . . . . . . .        4

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES OF LIBRA . . . . . . . . . . . . . . . .        4
     Section 3.1    Organizations . . . . . . . . . . . . . . . . . . .        4
     Section 3.2    Authority, Binding Effect . . . . . . . . . . . . .        4
     Section 3.3    Title . . . . . . . . . . . . . . . . . . . . . . .        5
     Section 3.4    No Reliance . . . . . . . . . . . . . . . . . . . .        5
     Section 3.5    Absence of Litigation . . . . . . . . . . . . . . .        6
     Section 3.6    Governmental Approvals  . . . . . . . . . . . . . .        6

                                   ARTICLE IV

DELIVERIES ON EXCHANGE. . . . . . . . . . . . . . . . . . . . . . . . .        7
     Section 4.1    Deliveries by Koll. . . . . . . . . . . . . . . . .        7
     Section 4.2    Deliveries by Libra . . . . . . . . . . . . . . . .        8

                                    ARTICLE V

MISCELLANEOUS PROVISIONS AND AGREEMENTS . . . . . . . . . . . . . . . .        9
     Section 5.1    Expenses. . . . . . . . . . . . . . . . . . . . . .        9
     Section 5.2    Notices . . . . . . . . . . . . . . . . . . . . . .        9

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     Section 5.3    Amendments; Termination . . . . . . . . . . . . . .       10
     Section 5.4    Assignment  . . . . . . . . . . . . . . . . . . . .       11
     Section 5.5    Headings, Counterparts  . . . . . . . . . . . . . .       11
     Section 5.6    Applicable Law. . . . . . . . . . . . . . . . . . .       11
     Section 5.7    Survival. . . . . . . . . . . . . . . . . . . . . .       11
     Section 5.8    Further Assurances. . . . . . . . . . . . . . . . .       12
     Section 5.9    Brokers . . . . . . . . . . . . . . . . . . . . . .       12


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                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT dated as of December 17, 1993 (including Annex A, this "Exchange Agreement"), between Libra Invest & Trade Ltd., a corporation organized under the laws of the British Virgin Islands ("Libra"), and the Koll Real Estate Group, Inc. (formerly named The Bolsa Chica Company), a Delaware corporation ("Koll").

     Libra and Koll desire to exchange (the "Exchange") all of the Junior Debentures for 3,395,482 shares (the "Exchange Shares") of Class A Common Stock, par value $.05 per share, of Koll (the "Common Stock"), on the terms and conditions hereinafter set forth.

     The definitions of certain initially capitalized terms used herein are set forth in Annex A hereto.

     In consideration of the premises and of the respective covenants and agreements contained herein, the parties hereto hereby agree as follows:



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                                    ARTICLE I
                    EXCHANGE OF SHARES FOR JUNIOR DEBENTURES

     Section 1.1 TRANSFER OF EXCHANGE SHARES. Koll hereby issues, sells, transfers and conveys to Libra the Exchange Shares free and clear of all Liens in exchange for all of Libra's right, title and interest in and to the Junior Debentures.

     Section 1.2 TRANSFER OF JUNIOR DEBENTURES. Libra hereby transfers to Koll all of Libra's right, title and interest in and to the Junior Debentures free and clear of all Liens in exchange for all of Koll's right, title and interest in and to the Exchange Shares.

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF KOLL

     Koll represents and warrants to Libra that:

     Section 2.1 ORGANIZATION. Koll is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

     Section 2.2 AUTHORITY, BINDING EFFECT. Koll has the corporate power and authority to execute, deliver and perform this Exchange Agreement. The execution, delivery and performance of this Exchange Agreement and

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the issuance and sale of the Exchange Shares have been duly authorized by all necessary action on the part of Koll and will not contravene the certificate of incorporation or by-laws of Koll. This Exchange Agreement is a valid and binding obligation of Koll enforceable against Koll in accordance with its terms except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally or (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     Section 2.3 THE EXCHANGE SHARES. The Exchange Shares have been validly authorized by Koll and are validly issued and outstanding, fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof; and none of the Exchange Shares are subject to any Lien or any other claim of any third party. No vote of the stockholders of Koll is required to authorize or validly issue the Exchange Shares.

     Section 2.4 ABSENCE OF LITIGATION. There is no suit, action or other proceeding pending or threatened

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against Koll before any court or before or by any governmental agency which would result in the restraint, prohibition, set aside or invalidation of the consummation of this Exchange Agreement or the transactions contemplated hereby or would result in substantial damages in connection therewith.

     Section 2.5 GOVERNMENTAL APPROVALS. All required governmental filings have been made, all applicable waiting periods have run, and all requisite governmental approvals and consents of any Person necessary for the consummation of the transactions contemplated hereby have been granted.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF LIBRA

     Libra hereby represents and warrants to Koll that:

     Section 3.1 ORGANIZATION. Libra is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands.

     Section 3.2 AUTHORITY, BINDING EFFECT. Libra has the corporate power and authority to execute, deliver and perform this Exchange Agreement. Such execution,

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delivery and performance have been duly authorized by all necessary action on the part of Libra and will not contravene or conflict with the organizational documents of Libra. This Exchange Agreement is a valid and binding obligation of Libra enforceable in accordance with its terms, except as such enforceability may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally or (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     Section 3.3 TITLE. Libra is the sole owner of, and has, and hereby conveys to Koll, good title to, all of the Junior Debentures free and clear of all Liens. Other than as contemplated by this Exchange Agreement, Libra is not party to, or bound by, any agreement, instrument, proxy requiring prior consent or understanding restricting the transfer of the Junior Debentures.

     Section 3.4 NO RELIANCE. Libra possesses the level of sophistication requisite to its determination to enter into the Exchange and has based such determination upon its own independent investigation as to the financial and other merits of the Exchange and not in reliance

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upon the accuracy or completeness of any financial information, documents or other information, written or oral, other than the representations and warranties contained in Article II hereof, provided to Libra by Koll.

     Section 3.5 ABSENCE OF LITIGATION. There is no suit, action or other proceeding pending or threatened against Libra before any court or before or by any governmental agency which would result in the restraint, prohibition, set aside or invalidation of the consummation of this Exchange Agreement or the transactions contemplated hereby or would result in substantial damages in connection therewith.

     Section 3.6 GOVERNMENTAL APPROVALS. All required governmental filings have been made, all applicable waiting periods have run and all requisite governmental approvals and consents of any Person necessary for the consummation of the transactions contemplated hereby have been granted.

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                                   ARTICLE IV
                             DELIVERIES ON EXCHANGE

     Contemporaneously with the execution of this Exchange Agreement, the parties will deliver the following documents or such documents in substitution therefor as are satisfactory to the recipient; the Exchange will not be deemed to have occurred until the receipt (or waiver thereof) of all such documents by the party entitled thereto:

     Section 4.1  DELIVERIES BY KOLL.  Koll will deliver to Libra:

          (a) Stock certificates representing all of the Exchange Shares, accompanied by stock powers duly executed in blank or duly executed instruments of transfer with all necessary stock transfer and other documentary stamps attached, and any other documents that are necessary to transfer to Libra good title to all the Exchange Shares free and clear of all Liens.

          (b) Certified copies of the resolutions, duly adopted by the Board of Directors of Koll, that will be in full force and effect at the time of delivery,

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     authorizing the execution, delivery and performance of this Exchange
     Agreement.

          (c) Such other instruments and documents as may be reasonably requested by, and in form and substance reasonably satisfactory to, Libra.

     Section 4.2  DELIVERIES BY LIBRA.  Libra will deliver to Koll:

          (a) The Junior Debentures accompanied by all bond powers duly executed in blank, with all necessary bond transfer and other documentary stamps attached, and any other documents that are necessary to transfer to Koll good title to all the Junior Debentures free and clear of all Liens.

          (b) Certified copies of resolutions, duly adopted by the Board of Directors of Libra that will be in full force and effect at the time of delivery, authorizing the execution, delivery and performance of this Exchange Agreement.

          (c) Such other instruments and documents as may be reasonably requested by, and in form and substance reasonably satisfactory to, Koll.

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                                    ARTICLE V
                     MISCELLANEOUS PROVISIONS AND AGREEMENTS

     Section 5.1 EXPENSES. Libra and Koll will each bear its own expenses, including the fees of any attorneys, accountants, investment bankers or others engaged by it in connection with this Exchange Agreement and the transactions contemplated hereby, except as otherwise expressly provided herein.

     Section 5.2 NOTICES. All notices, requests, demands and other communications made hereunder will be in writing and will be deemed duly given if delivered or sent by facsimile transmission, telex or registered or certified mail, postage prepaid, as follows, or to such other address or Person as any party may designate by notice to the other parties hereunder:

          If to Koll:

                    Koll Real Estate Group, Inc.
                    4343 Von Karman Avenue
                    Newport Beach, California 92660
                    Attention:   Raymond J. Pacini
                    Telephone:   714-833-3030
                    Fax:         714-261-6550


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               with a copy to:

                    Brobeck, Phleger & Harrison
                    4675 MacArthur Court
                    Suite 1000
                    Newport Beach, California 92660
                    Attention:   Gregory W. Preston, Esq.
                    Telephone:   714-752-7535
                    Fax:         714-752-7522

          If to Libra:

                    Libra Invest & Trade Ltd.
                    c/o Alan Lowe & Company
                    46 Queen Anne Street
                    London W1M 9 LA
                    England
                    Attention:   Alan Lowe
                    Telephone:   011-44-71-486-1069
                    Fax:         011-44-71-935-5758

               With copies to:

                    Skadden, Arps, Slate, Meagher & Flom
                    919 Third Avenue
                    New York, New York 10022
                    Attention:   Mark N. Kaplan, Esq.
                    Telephone:   212-735-3800
                    Fax:         212-735-2000

     Section 5.3 AMENDMENTS; TERMINATION. This Exchange Agreement cannot be changed or terminated orally and no waiver of compliance with any provision or condition hereof and no consent provided for herein will be effective unless evidenced by an instrument in writing duly executed by the proper party.

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     Section 5.4  ASSIGNMENT.   This Exchange Agreement will be binding upon and
inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Exchange Agreement may not be assigned by any party without the written consent of the other parties.

     Section 5.5 HEADINGS, COUNTERPARTS. The Section headings of this Exchange Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties. This Exchange Agreement may be executed in two or more counterparts, and all such counterparts will constitute one and the same instrument.

     Section 5.6 APPLICABLE LAW. This Exchange Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

     Section 5.7 SURVIVAL. All representations, warranties, covenants, indemnities and agreements contained in or made pursuant to this Exchange Agreement (including any exhibit, certificate, document or statement delivered pursuant hereto) will continue and survive after the date hereof and any investigation conducted by

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any party or any information which any party may have from time to time, subject only to applicable statutes of limitations.

     Section 5.8 FURTHER ASSURANCES. Koll and Libra will use their commercially reasonable efforts to do or cause to be done all things necessary, proper or advisable to consummate the transactions contemplated by this Exchange Agreement.

     Section 5.9 BROKERS. Koll will defend, indemnify and hold Libra harmless against and Libra will defend, indemnify and hold Koll harmless against any commissions, finder's fee, consultant's fee or similar claims relating to the transactions contemplated hereby by any Person or entity engaged by them respectively.

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     IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed as of the day and year first above written.

                                        KOLL REAL ESTATE GROUP, INC.

                                        By: /s/
                                            -----------------------------------
                                        Name:   Raymond J. Pacini
                                        Title:  Chief Financial Officer

                                        LIBRA INVEST & TRADE LTD.

                                        By: /s/
                                            -----------------------------------
                                        Name:   Alan Lowe
                                        Title:  Director


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                                     ANNEX A
                                   DEFINITIONS

     "AFFILIATE" means with respect to any specified Person, a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

     "JUNIOR DEBENTURES" means the $10,610,881 in aggregate principal amount, as of September 15, 1993, plus all accrued interest thereon on the date of their exchange pursuant to the Exchange (including any such interest paid or payable in the form of additional Junior Debentures) of 12% Subordinated Pay-In-Kind Debentures due March 15, 2002 of Koll (issued under its former name, The Bolsa Chica Company) owned by Libra and issued pursuant to an Indenture between Koll and The Bank of New York, as Trustee, dated July 15, 1992.

     "LIENS" means all mortgages, pledges, security interests, liens, charges, options, conditional sales agreements, claims, restrictions, covenants, easements, rights of way, title defects or other encumbrances of any nature whatsoever.

     "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, unin-

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corporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.





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